Computational Materials

First Horizon ABS Trust 2004-HE4
$236,305,000 (Approximate) Class A Certificates First Horizon Home Loan Corporation (Seller and Master Servicer) First Horizon Asset Securities, Inc. (Depositor) (Guarantor)

FTN Financial

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

FHABS Home Equity Loan Trust 2004-HE4

To 10% Optional Termination (1)
Class	Approx. Size	Type	Pmt Delay	Interest Accrual	Est. WAL (2) (yrs)	Est. Prin. Window (2) (mos)	Expected Ratings (S&P/Moody’s)

A-1	$132,632,000	Sr-Seq Fltr (3)	0	Actual/360	0.89	01/05-01/07	AAA/Aaa
A-2	$58,022,000	Sr-Seq	24	30/360	3.00	01/07-05/09	AAA/Aaa
A-3	$14,267,000	Sr-Seq	24	30/360	5.00	05/09-10/10	AAA/Aaa
A-4	$16,384,000	Sr-Seq	24	30/360	5.90	10/10-11/10	AAA/Aaa
A-5	$15,000,000	Sr-NAS	24	30/360	5.27	01/08-11/10	AAA/Aaa

To Maturity
Class	Approx. Size	Type	Pmt Delay	Interest Accrual	Est. WAL (2) (yrs)	Est. Prin. Window (2) (mos)	Expected Ratings (S&P/Moody’s)

A-1	$132,632,000	Sr-Seq Fltr (3)	0	Actual/360	0.89	01/05-01/07	AAA/Aaa
A-2	$58,022,000	Sr-Seq	24	30/360	3.00	01/07-05/09	AAA/Aaa
A-3	$14,267,000	Sr-Seq	24	30/360	5.00	05/09-10/10	AAA/Aaa
A-4	$16,384,000	Sr-Seq	24	30/360	8.28	10/10-11/17	AAA/Aaa
A-5	$15,000,000	Sr-NAS	24	30/360	6.02	01/08-09/17	AAA/Aaa

(1)	The Servicer may exercise its right to purchase the mortgage loans on any Distribution Date on or after the first Distribution Date on which the principal balance of the Class A Certificates (after taking into account distributions of principal to be made on that Distribution Date) declines to 10% or less of the principal balance of the Class A Certificates as of the Closing Date.

(2)	Based on 30% CPR.

(3)	The pass-through rate for the Class A-1 Certificates will adjust monthly based on one-month LIBOR plus a margin and will be subject to interest rate caps as described in these computational materials.

2
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Certificates to Principal Prepayments (continued)

Class A Certificates

(Assumes 10.0% Optional Termination)

Prepayment Speeds (expressed as %CPR)

(1)	The weighted average life of the Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original Certificate Principal Balance.

PERCENT (%) CPR
	0%	15%	20%	30%	35%	40%	50%
Class A-1 WAL Principal Window	9.45 01/05-07/19	1.77 01/05-03/09	1.34 01/05-02/08	0.89 01/05-01/07	0.76 01/05-09/06	0.65 01/05-06/06	0.50 01/05-02/06
Class A-2 WAL Principal Window	14.57 07/19-07/19	6.56 03/09-02/15	4.77 02/08-03/12	3.00 01/07-05/09	2.48 09/06-07/08	2.08 06/06-12/07	1.55 02/06-02/07
Class A-3 WAL Principal Window	14.57 07/19-07/19	11.17 02/15-07/16	8.46 03/12-12/13	5.00 05/09-10/10	4.09 07/08-08/09	3.39 12/07-11/08	2.32 02/07-09/07
Class A-4 WAL Principal Window	14.57 07/19-07/19	11.57 07/16-07/16	8.99 12/13-12/13	5.90 10/10-11/10	4.96 08/09-12/09	4.19 11/08-03/09	3.06 09/07-02/08
Class A-5 WAL Principal Window	11.22 01/08-07/19	7.22 01/08-07/16	6.63 01/08-12/13	5.27 01/08-11/10	4.65 01/08-12/09	4.08 01/08-03/09	3.15 01/08-02/08

3
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Weighted Average Life (1) and Maturity
Sensitivity of the Class A Certificates to Principal Prepayments

Class A Certificates

(Assumes No Optional Termination)

Prepayment Speeds (expressed as %CPR)

(1)	The weighted average life of the Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original Certificate Principal Balance.

PERCENT (%) CPR
	0%	15%	20%	30%	35%	40%	50%
Class A-1 WAL Principal Window	9.45 01/05-07/19	1.77 01/05-03/09	1.34 01/05-02/08	0.89 01/05-01/07	0.76 01/05-09/06	0.65 01/05-06/06	0.50 01/05-02/06
Class A-2 WAL Principal Window	14.57 07/19-07/19	6.56 03/09-02/15	4.77 02/08-03/12	3.00 01/07-05/09	2.48 09/06-07/08	2.08 06/06-12/07	1.55 02/06-02/07
Class A-3 WAL Principal Window	14.57 07/19-07/19	11.50 02/15-01/18	8.68 03/12-02/15	5.00 05/09-10/10	4.09 07/08-08/09	3.39 12/07-11/08	2.32 02/07-09/07
Class A-4 WAL Principal Window	14.57 07/19-07/19	14.30 01/18-07/19	12.56 02/15-07/19	8.28 10/10-11/17	6.50 08/09-12/15	5.10 11/08-05/14	3.33 09/07-04/09
Class A-5 WAL Principal Window	11.22 01/08-07/19	7.26 01/08-07/19	6.75 01/08-07/19	6.02 01/08-09/17	5.74 01/08-09/15	5.49 01/08-03/14	4.68 01/08-01/12

4
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms
Trust:	First Horizon ABS Trust 2004-HE4
Depositor:	First Horizon Asset Securities, Inc.
Seller and Servicer:	First Horizon Home Loan Corporation
Trustee:	The Bank of New York
Insurer:	MBIA Insurance Corporation (“MBIA”)
Rating Agencies:	S&P and Moody’s
Sole Manager:	FTN Financial
Expected Pricing Date:	The week of December 13, 2004
Expected Closing Date:	On or about December 30, 2004
Distribution Date:	25th of each month, or the next succeeding Business Day (First Distribution Date: January 25, 2005)
Cut-Off Date:	December 1, 2004
Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $25,000; increments of $1,000.
SMMEA Eligibility:	The Class A Certificates will not be SMMEA eligible.
ERISA Eligibility:	The Class A Certificates are expected to be ERISA eligible.
Tax Structure:	One or more REMIC elections.
Advances:	The Master Servicer will advance delinquent principal and interest only if the advance is deemed recoverable from future collections on the related loan.
Delay Days:	For the Class A-1 Certificates: 0 days. For the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates: 24 days.
Interest Accrual Period:
For the Class A-1 Certificates: from and including the previous Distribution Date (for the first Interest Accrual Period, the Closing Date) up to but excluding the current Distribution Date, on an actual/360 basis

For the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates: the calendar month preceding the month in which the current Distribution Date occurs on a 30/360 basis.

Pass-Through Rates:
For the Class A-1 Certificates: The least of (x) One-Month LIBOR +[·]%, (y) the Class A-1 Net WAC Cap and (z) 7.15% per annum (the “Class A-1 Pass-Through Rate”).

For the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates: a fixed rate equal to [·]%, [·]%, [·]% and [·]% per annum, respectively.

Class A-1 Net WAC Cap
For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans (using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related Due Period), multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A-1 Certificates is limited to the Class A-1 Net WAC Cap Rate, the resulting shortfall (the “Class A-1 Net WAC Cap Shortfall”) will carry forward with interest thereon computed at the lesser of (x) One-Month LIBOR + [·]% and (y) 7.15% (such sum, the “Class A-1 Net WAC Cap Shortfall Carry-Forward Amount”).

5
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms
Net Mortgage Rate
With respect to any mortgage loan, the mortgage rate thereon minus the sum of (a) the rates at which the master servicing and trustee fees are paid and (b) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, however, that for proposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid will be multiplied by a fraction equal to the aggregate certificate principal balance of the Class A Certificates over the aggregate stated principal balance of the mortgage loans

Collateral Description:	The mortgage loans will consist of junior lien, fixed-rate, amortizing and balloon mortgage loans with an aggregate principal balance of approximately $236,305,552.93 as of the Cut-Off Date.
Prepayment Assumption:	30% CPR
Due Period:	The calendar month immediately preceding the month in which the current Distribution Date occurs.
Prepayment Period
For any Distribution Date, the period from the 16th day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from the Cut-Off Date) through the 15th day of the calendar month in which that Distribution Date occurs.

Credit Enhancement:
A. Excess Spread.

The amount of Excess Spread will equal the amount of interest collected on the mortgage loans during any collection period less the sum of (i) the Master Servicer’s fee and (ii) the Trustee’s fee, (iii) the premium due the Insurer, (iv) the interest due on the Class A Certificates, (v) any reimbursement due the Insurer for prior draws made under the certificate guaranty insurance policy and (vi) payment of any other amounts due the Insurer under the insurance agreement.

B. Overcollateralization (“OC”)

Initial OC (% Original)                                  0.00%
OC Target (% Original)                                3.40%
Stepdown OC Target (% Current) (1)         6.80%
OC Floor (% Original)                                  0.65%
OC Holiday                                             1 month

(1) Subject to certain trigger events as specified herein

6
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms

C. The MBIA Policy

In accordance with the terms of the certificate guaranty insurance policy, MBIA will unconditionally and irrevocably guarantee:

1. Interest on each class of Class A Certificates at the related Pass-Through Rate except as provided below;
2. The principal amount of any losses allocated to the Class A Certificates not covered by excess cashflow or overcollateralization;
3. The payment of principal on the Class A Certificates by no later than the July 25, 2019 Distribution Date.

The policy will not guarantee the payment of Net WAC Cap Shortfall Carry-Forward Amounts, interest shortfalls relating to the Relief Act or prepayment interest shortfalls.

Priority of Payments:	Payments to the holders of the Class A Certificates will be made from the available amount generally as follows:
(1) To the Insurer, the premium due under the certificate guaranty insurance policy;
(2) Distribution of accrued and unpaid interest to the Class A Certificates;
(3) Distribution of principal to the Class A Certificates, in the priority described herein;
From excess interest on the mortgage loans:
(4) Distribution to the Class A Certificates to cover realized losses;
(5) To the Insurer, reimbursement of any payments made with respect to Class A Certificates by the Insurer under the certificate guaranty insurance policy;
(6) Beginning on February 25, 2005, distribution as additional principal to the Class A Certificates until the required level of overcollateralization is reached;
(7) Distribution to the Class A Certificates in respect of prepayment interest shortfalls;

(8) To the extent provided in the prospectus supplement, distribution to the Class A-1 Certificates in respect of any Class A-1 Net WAC Cap Shortfall Carry-Forward Amount resulting from the application of the cap on the related pass-through rate;

(9) Distribution of any remaining funds to the non-offered certificates.
Class A Principal Distribution Amount:
For any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A Certificates prior to such Distribution Date and (ii) the sum of (a) scheduled principal payments collected on the mortgage loans during the related Due Period, (b) all unscheduled principal payments (other than Subsequent Recoveries) collected in respect of the mortgage loans during the related Prepayment Period, and (c) the Overcollateralization Increase Amount less (d) the Overcollateralization Reduction Amount.

7
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms
Priority of Principal Distributions:
The Class A Principal Distribution Amount will be distributed to the Class A-1 through the Class A-5 Certificates as follows: first to the Class A-5 Certificates in an amount equal to the Class A-5 Lockout Distribution Amount for that Distribution Date, and then the remaining amounts will be paid to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, in each case until paid in full.

Class A-5 Lockout Distribution Amount:
For any Distribution Date, the product of (x) the Class A-5 Lockout Percentage (as specified in the table below) for that Distribution Date and (y) the Class A-5 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-5 Lockout Distribution Amount for a Distribution Date exceed the Class A Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-5 Certificates immediately prior to that Distribution Date.

Class A-5 Pro Rata Distribution Amount:
For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-5 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date and (y) the Class A Principal Distribution Amount for that Distribution Date.

Class A-5 Lockout Percentage:
Distribution Dates
January 2005 to and including December 2007
January 2008 to and including December 2009
January 2010 to and including December 2010
January 2011 to and including December 2011
January 2012 and thereafter
Lockout Percentage 0% 45% 80% 100% 300%
Optional Termination:
The Servicer may exercise its right to purchase the mortgage loans on any Distribution Date on or after which the principal balance of the Class A Certificates (after taking into account distributions of principal to be made on that Distribution Date) declines to 10% or less of the principal balance of the Class A Certificates as of the Closing Date.

Termination of Trust:
The Trust will terminate upon notice to the Trustee on the later of (A) payment in full of all amounts owing on the Class A Certificates and to the Insurer (unless the Insurer otherwise consents) and (B) the earliest of (i) the final payment or other liquidation of the last mortgage loan remaining in the Trust; (ii) the optional purchase by the Servicer of the mortgage loans as described above; and (iii) the Distribution Date in July 2019.

Overcollateralization Amount:
For any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans as of the end of the related Due Period over the aggregate certificate principal balance of the related Class A Certificates as of such date, (after taking into account the principal amounts specified in clauses (ii)(a) and (b) of the definition of “Class A Principal Distribution Amount” for that Distribution Date).

8
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms
Specified Overcollateralization Amount:
For any Distribution Date, (a) if such Distribution Date is prior to the Stepdown Date, the Base Specified Overcollateralization Amount, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (A) the sum of (i) the product of (x) two times the Target Percentage and (y) the then current aggregate stated principal balance of the mortgage loans as of the end of the related Due Period and (ii) the aggregate stated principal balance of all mortgage loans that are both (a) 180 days or more contractually delinquent and (b) in REO, foreclosure or bankruptcy, and (B) the Overcollateralization Floor; provided, however, that for the first Distribution Date, the Specified Overcollateralization Amount will equal 0.00%; provided, further, that if either of the Spread Squeeze Step-Down Freeze or Total Loss Freeze Test is not satisfied, the Specified Overcollateralization Amount will not step down.

Base Specified Overcollateralization Amount
The sum of (i) the product of (a) the Target Percentage and (b) the aggregate principal balance of the mortgage loans as of the Closing Date and (ii) the aggregate principal balance of all mortgage loans that are both (a) 180 days or more contractually delinquent and (b) in REO, foreclosure or bankruptcy.

Target Percentage	3.40%
Overcollateralization Floor:
An amount equal to the sum of (i) product of (x) 0.65% and (y) the aggregate principal balance of the mortgage loans as of the Closing Date and (ii) of the aggregate stated principal balance of all mortgage loans that are both (a) 180 days or more contractually delinquent and (b) in REO, foreclosure or bankruptcy.

Overcollateralization Increase Amount:
For any Distribution Date, beginning on February 25, 2005, an amount equal to the lesser of (i) the excess interest from the mortgage loans not distributed on that Distribution Date to cover realized losses or as reimbursement to the Insurer for prior draws on the certificate guaranty insurance policy and (ii) the excess, if any, of (x) the Specified Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount:
For any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

Excess Overcollateralization Amount:	For any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Specified Overcollateralization Amount.
Stepdown Date:
The Distribution Date which is the later to occur of (x) the Distribution Date in July 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the mortgage loans as of the end of the related Due Period is less than one-half of the aggregate stated principal balance of the mortgage loans as of the Cut-Off Date.

Spread Squeeze Step-Down Freeze:	For any Distribution Date, a test that is satisfied if the Rolling Three Month Excess Spread Percentage for that Distribution Date equals or exceeds 2.00%.

9
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms
The Rolling Three Month Excess Spread Percentage:	For any Distribution Date, the average of the Excess Spread Percentages determined for that Distribution Date and for each of the two preceding Distribution Dates.
Excess Spread Percentage:
For any Distribution Date, the percentage equivalent of a fraction (A) the numerator of which is the product of (i) the Excess Spread for such Distribution Date and (ii) twelve, and (B) the denominator of which is the aggregate stated principal balance of the mortgage loans as of the beginning of the related Due Period, expressed as a percentage.

The Excess Spread Percentage for the first Distribution Date will equal approximately 4.01%.

Total Loss Freeze Test:
For any Distribution Date, a test that is satisfied when cumulative losses on the mortgage loans are equal to or less than the following levels:

Distribution Date                                                                     Percentage
July 2007 to and including December 2007                              2.00%
January 2008 to and including December 2008                       2.50%
January 2009 and thereafter                                                       3.00%

Subsequent Recoveries	Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

10
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Loss, Delinquency and Foreclosure Experience of the Servicer’s Portfolio of Second Lien Mortgage Loans

	As of 9-30-2004 (YTD)		As of 12-31-2003
	Principal	Percentage	Principal	Percentage
	Balance		Balance
Portfolio	$591,629,089.83		$511,547,495.92
Delinquency
Percentage
30-59 days	437,085.52	0.074%	304,483.44	0.060%
60-89 days	146,921.53	0.025%	213,769.65	0.042%
90-119 days	72,331.91	0.012%	136,387.13	0.027%
120 plus	247,866.72	0.042%	135,248.55	0.026%

Total Delinquency	$904,205.68	0.153%	$789,888.77	0.154%

Gross Charge-offs	$684,895.93		$962,066.11
Recoveries	382,214.98		136,161.01
Net Charge-offs	$302,680.95		$825,905.10

	As of 12-31-2002		As of 12-31-2001
	Principal	Percentage	Principal	Percentage
	Balance		Balance
Portfolio	$347,237,243.91		$370,172,523.00
Delinquency
Percentage
30-59 days	246,497.03	0.071%	494,130.98	0.133%
60-89 days	174,564.93	0.050%	192,001.69	0.052%
90-119 days	136,076.69	0.039%	53,098.76	0.014%
120 plus	43,174.98	0.012%	79,224.30	0.021%

Total Delinquency	$600,313.63	0.173%	$818,455.73	0.221%

Gross Charge-offs	$449,675.42		$240,127.00
Recoveries	112,714.22		16,458.00
Net Charge-offs	$336,961.20		$223,669.00

11
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

CLASS A-1 NET WAC CAP*

Period	Class A-1 Net WAC Cap	Period	Class A-1 Net WAC Cap	Period	Class A-1 Net WAC Cap
1	8.274%	55	7.184%	109	6.978%
2	6.939	56	6.952	110	6.979
3	7.683	57	6.952	111	7.728
4	6.940	58	7.184	112	6.982
5	7.172	59	6.953	113	7.216
6	6.942	60	7.184	114	6.984
7	7.174	61	6.953	115	7.219
8	6.943	62	6.953	116	6.987
9	6.943	63	7.698	117	6.989
10	7.175	64	6.953	118	7.223
11	6.945	65	7.185	119	6.992
12	7.177	66	6.953	120	7.227
13	6.946	67	7.185	121	6.995
14	6.947	68	6.953	122	6.997
15	7.692	69	6.953	123	7.749
16	6.948	70	7.185	124	7.001
17	7.180	71	6.953	125	7.236
18	6.949	72	7.185	126	7.005
19	7.181	73	6.954	127	7.240
20	6.950	74	6.954	128	7.009
21	6.950	75	7.699	129	7.011
22	7.182	76	6.954	130	7.247
23	6.951	77	7.186	131	7.016
24	7.183	78	6.955	132	7.252
25	6.951	79	7.187	133	7.021
26	6.952	80	6.956	134	7.023
27	7.697	81	6.956	135	7.511
28	6.953	82	7.189	136	7.029
29	7.185	83	6.957	137	7.266
30	6.953	84	7.190	138	7.035
31	7.186	85	6.958	139	7.273
32	6.951	86	6.959	140	7.041
33	6.951	87	7.440	141	7.045
34	7.183	88	6.960	142	7.283
35	6.951	89	7.193	143	7.052
36	7.183	90	6.961	144	7.291
37	6.951	91	7.194	145	7.059
38	6.951	92	6.963	146	7.063
39	7.431	93	6.963	147	7.825
40	6.951	94	7.196	148	7.072
41	7.183	95	6.965	149	7.312
42	6.952	96	7.198	150	7.081
43	7.183	97	6.966	151	7.322
44	6.952	98	6.967	152	7.091
45	6.952	99	7.715	153	7.096
46	7.184	100	6.969	154	7.338
47	6.952	101	7.202	155	7.107%
48	7.184	102	6.971
49	6.952	103	7.204	* Assumes no losses, 30% CPR and
50	6.952	104	6.973	actual/360 day count.
51	7.697	105	6.974
52	6.952	106	7.207
53	7.184	107	6.976
54	6.952%	108	7.209%

12
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Summary
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)
		Range
Total Number of Loans	6,161
Total Outstanding Loan Balance	$236,305,552.93	$964.90 to $498,121.27
Average Loan Balance	$38,355.06
Current WA Coupon	7.837%	5.865% to 11.240%
WA Seasoning (months)	6	0 to 12
WA Remaining Term (months)	174	168 to 180
WA CLTV	93.08%	14.51% to 100.00%
WA Current FICO (as of 08/31/04)	723	620 to 816
Lien Position (% first / % junior)	0% /100%
WA DTI*	37.61	1.03 to 64.56
Top 5 States	MD 11.65%
	CA 11.44%
	TX 11.05%
	VA 9.31%
	WA 7.41%
* DTI available for $234,695,277.30 of the pool

13
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Program
Loan Program	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
15 yr Combo	1,140	$33,221,568.96	14.06%	$29,142	7.622%	174	6	93.65%	732
15 yr Stand Alone	715	30,281,031.33	12.81	42,351	7.950	175	5	87.51	719
30/15 Combo	3,469	128,828,419.14	54.52	37,137	7.802	174	6	95.32	725
30/15 Stand Alone	837	43,974,533.50	18.61	52,538	8.023	175	5	89.93	716
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

Current Principal Balance
Current Principal Balance	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
<= $20,000	1,206	$18,488,415.89	7.82%	$15,330	7.775%	174	6	92.15%	729
$20,001 - $40,000	2,939	85,984,521.72	36.39	29,256	7.908	174	6	94.86	723
$40,001 - $60,000	1,207	59,265,942.75	25.08	49,102	7.898	175	5	94.38	723
$60,001 - $80,000	458	31,361,373.78	13.27	68,475	7.904	175	5	94.02	723
$80,001 - $100,000	193	17,563,931.89	7.43	91,005	7.717	175	5	89.96	722
$100,001 - $125,000	71	7,992,507.73	3.38	112,571	7.738	175	5	87.96	713
$125,001 - $150,000	35	4,787,390.79	2.03	136,783	7.447	175	5	86.19	723
$150,001 - $175,000	23	3,728,468.47	1.58	162,107	7.492	175	5	87.12	726
$175,001 - $200,000	12	2,316,323.20	0.98	193,027	7.281	174	6	82.67	743
$200,001 - $225,000	4	842,484.60	0.36	210,621	7.161	177	3	93.87	713
$225,001 - $250,000	8	1,953,035.87	0.83	244,129	7.239	175	5	80.77	730
$250,001 - $275,000	1	267,839.37	0.11	267,839	7.750	169	11	79.99	723
$300,001 - $400,000	1	319,125.73	0.14	319,126	6.490	177	3	79.83	767
$400,001 - $500,000	3	1,434,191.14	0.61	478,064	6.936	175	5	67.55	743
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

14
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Interest Rates
Gross Coupon	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
5.501 to 6.000	5	$249,804.49	0.11%	$49,961	5.944%	174	6	87.35%	762
6.001 to 6.500	73	4,857,974.30	2.06	66,548	6.367	175	5	78.87	752
6.501 to 7.000	509	21,707,019.87	9.19	42,646	6.849	175	5	86.67	747
7.001 to 7.500	1,538	57,781,689.58	24.45	37,569	7.339	174	6	91.45	736
7.501 to 8.000	1,973	72,797,680.46	30.81	36,897	7.813	174	6	94.57	724
8.001 to 8.500	1,216	45,450,953.66	19.23	37,377	8.295	175	5	95.43	710
8.501 to 9.000	557	21,816,699.01	9.23	39,168	8.745	175	5	96.24	701
9.001 to 9.500	199	8,233,698.89	3.48	41,375	9.261	175	5	95.46	696
9.501 to 10.000	67	2,655,600.99	1.12	39,636	9.768	174	6	92.28	693
10.001 to 10.500	17	492,789.65	0.21	28,988	10.248	171	9	95.66	696
10.501 to 11.000	5	179,099.08	0.08	35,820	10.769	170	10	96.32	690
11.001 and over	2	82,542.95	0.03	41,271	11.066	169	11	95.64	644
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

Remaining Term
Remaining Term	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
168	50	$1,750,687.07	0.74%	$35,014	8.337%	168	12	95.62%	727
169	435	15,558,776.79	6.58	35,767	7.910	169	11	93.33	723
170	361	12,591,365.00	5.33	34,879	7.782	170	10	93.11	723
171	452	16,078,408.87	6.80	35,572	7.728	171	9	94.92	728
172	630	22,497,234.27	9.52	35,710	7.582	172	8	93.80	726
173	675	23,762,208.04	10.06	35,203	7.533	173	7	93.73	728
174	602	21,957,400.87	9.29	36,474	7.917	174	6	92.23	725
175	621	25,425,671.28	10.76	40,943	8.095	175	5	92.42	723
176	631	26,697,387.09	11.30	42,310	8.041	176	4	92.30	721
177	674	27,888,878.56	11.80	41,378	7.936	177	3	92.36	722
178	553	22,307,526.97	9.44	40,339	7.836	178	2	93.43	722
179	87	3,744,229.31	1.58	43,037	7.778	179	1	92.78	708
180	390	16,045,778.81	6.79	41,143	7.650	180	0	93.04	717
Totals:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

15
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

FICO Score
FICO Score	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
601-620	11	$402,677.44	0.17%	$36,607	8.130%	175	5	92.32%	620
621-640	247	9,791,374.04	4.14	39,641	8.235	175	5	93.25	631
641-660	381	14,981,773.95	6.34	39,322	8.154	175	5	93.11	651
661-680	674	26,124,613.36	11.06	38,761	8.064	175	5	93.73	671
681-700	751	28,454,531.69	12.04	37,889	8.080	175	5	93.66	691
701-720	747	29,894,800.99	12.65	40,020	7.883	174	6	93.97	710
721-740	821	31,563,922.82	13.36	38,446	7.750	175	5	93.35	730
741-760	880	32,721,914.65	13.85	37,184	7.747	174	6	93.66	751
761-780	885	33,823,096.95	14.31	38,218	7.608	174	6	92.40	770
781-800	589	22,714,721.34	9.61	38,565	7.517	174	6	90.71	789
801-820	175	5,832,125.70	2.47	33,326	7.426	173	7	90.94	806
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

Original CLTV
Original CLTV	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
10.0001 to 20.0000	3	$77,269.49	0.03%	$25,756	8.061%	172	8	18.12%	727
20.0001 to 30.0000	5	199,141.20	0.08	39,828	7.608	176	4	26.89	713
30.0001 to 40.0000	10	461,775.54	0.20	46,178	7.521	175	5	35.88	742
40.0001 to 50.0000	11	850,947.74	0.36	77,359	7.450	175	5	45.38	760
50.0001 to 60.0000	30	1,800,510.99	0.76	60,017	7.274	174	6	56.00	743
60.0001 to 70.0000	50	3,585,994.12	1.52	71,720	7.260	175	5	65.67	724
70.0001 to 75.0000	52	3,063,759.28	1.30	58,918	7.185	176	4	72.76	737
75.0001 to 80.0000	143	10,322,488.06	4.37	72,185	7.193	175	5	78.70	735
80.0001 to 85.0000	207	8,190,282.64	3.47	39,567	7.549	175	5	83.32	718
85.0001 to 90.0000	1,379	46,411,400.44	19.64	33,656	7.590	174	6	89.15	724
90.0001 to 95.0000	1,835	66,436,609.47	28.11	36,205	7.892	174	6	94.49	722
95.0001 to 100.0000	2,436	94,905,373.96	40.16	38,960	8.072	174	6	99.72	721
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

16
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Purpose
Purpose	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
Purchase	4,405	$160,402,871.63	67.88%	$36,414	7.794%	174	6	95.43%	726
Rate/term	435	13,763,360.82	5.82	31,640	7.602	174	6	88.81	721
Cash out refinance	1,321	62,139,320.48	26.30	47,040	7.998	175	5	87.95	717
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

Documentation Type
Documentation Type	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
Full/Alt	5,835	$220,846,829.69	93.46%	$37,849	7.865%	174	6	93.78%	723
NINA	1	17,963.52	0.01	17,964	8.000	177	3	95.00	739
NINAE	14	372,321.37	0.16	26,594	7.461	176	4	94.44	719
NINEWA	1	44,600.00	0.02	44,600	7.250	180	0	89.98	707
No Ratio	3	80,336.52	0.03	26,779	7.582	172	8	90.00	663
SISA	19	428,232.99	0.18	22,539	7.308	174	6	89.58	749
Stated Income	288	14,515,268.84	6.14	50,400	7.436	175	5	82.58	732
Totals:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

17
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

Property Type Distribution
Property Type	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
Condominium	378	$13,244,784.39	5.60%	$35,039	7.870%	174	6	95.60%	730
Condominium/Highrise	31	1,445,287.85	0.61	46,622	7.779	174	6	97.50	721
PUD	1,521	63,299,763.27	26.79	41,617	7.770	174	6	93.78	721
Single Family	4,206	156,881,899.18	66.39	37,300	7.861	175	5	92.58	723
Two-four family	25	1,433,818.24	0.61	57,353	7.816	175	5	88.67	719
Totals:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

Occupancy Type
Occupancy Type	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
Investor	1	$17,437.62	0.01%	$17,438	8.000%	178	2	89.97%	694
Owner Occupied	6,068	233,256,673.51	98.71	38,440	7.838	174	6	93.10	723
Second Homes	92	3,031,441.80	1.28	32,950	7.731	175	5	91.17	738
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

Origination Channel
Channel	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
Correspondent	428	$16,638,803.51	7.04%	$38,876	7.818%	174	6	93.45%	722
Retail	2,366	81,424,404.52	34.46	34,414	7.813	174	6	94.12	728
Wholesale	3,367	138,242,344.90	58.50	41,058	7.853	175	5	92.42	721
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

Origination Year
Year	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
2003	485	$17,421,518.59	7.37%	$35,921	7.961%	169	11	93.49%	723
2004	5,676	218,884,034.34	92.63	38,563	7.827	175	5	93.05	723
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

18
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

State Distribution
State	Number of Loans	Current Balance	% of Total Balance	Avg Balance	Gross WAC	Remaining Term	Age	CLTV	FICO
Alabama	3	$81,350.73	0.03%	$27,117	7.724%	173	7	95.07%	745
Arizona	220	8,067,775.79	3.41	36,672	8.046	175	5	95.39	716
Arkansas	71	1,736,638.50	0.73	24,460	7.915	173	7	95.21	728
California	427	27,025,638.92	11.44	63,292	7.650	174	6	86.74	731
Colorado	118	4,706,358.39	1.99	39,884	8.053	176	4	94.46	721
Connecticut	27	1,244,601.25	0.53	46,096	8.210	174	6	87.57	726
Delaware	34	1,360,713.90	0.58	40,021	7.906	175	5	94.28	731
District of Columbia	18	905,261.41	0.38	50,292	7.751	173	7	96.35	717
Florida	115	4,056,836.50	1.72	35,277	7.880	174	6	93.81	720
Georgia	140	4,772,352.96	2.02	34,088	7.814	174	6	96.40	714
Hawaii	1	50,000.00	0.02	50,000	7.875	180	0	100.00	703
Idaho	242	6,515,466.32	2.76	26,923	7.759	174	6	94.25	730
Illinois	24	983,102.20	0.42	40,963	7.989	173	7	91.58	720
Indiana	52	1,155,994.81	0.49	22,231	8.056	174	6	95.72	724
Iowa	16	455,898.87	0.19	28,494	8.434	174	6	95.16	737
Kansas	98	2,639,133.62	1.12	26,930	7.941	174	6	95.67	710
Kentucky	55	1,272,107.33	0.54	23,129	7.952	174	6	97.08	723
Louisiana	48	1,347,958.06	0.57	28,082	8.167	174	6	92.66	724
Maine	28	1,022,676.59	0.43	36,524	7.744	174	6	92.19	725
Maryland	605	27,539,051.36	11.65	45,519	7.844	175	5	93.37	722
Massachusetts	104	5,211,075.03	2.21	50,106	7.816	175	5	90.06	728
Michigan	25	745,503.80	0.32	29,820	8.150	176	4	93.97	725
Minnesota	35	1,763,838.73	0.75	50,395	8.113	174	6	95.25	715
Mississippi	15	452,159.89	0.19	30,144	8.151	174	6	97.19	724
Missouri	161	4,798,922.25	2.03	29,807	7.953	175	5	93.05	724
Montana	12	294,439.15	0.12	24,537	7.569	176	4	91.32	728
Nebraska	46	1,370,159.93	0.58	29,786	7.869	174	6	94.10	744
Nevada	52	2,804,950.49	1.19	53,941	7.732	176	4	87.65	713
New Hampshire	64	3,197,403.24	1.35	49,959	7.848	176	4	88.95	732
New Jersey	52	2,470,707.45	1.05	47,514	7.852	174	6	93.36	727
New Mexico	96	3,306,070.07	1.40	34,438	7.866	175	5	94.20	728
New York	33	1,828,921.15	0.77	55,422	7.843	174	6	88.10	710
North Carolina	80	2,433,540.21	1.03	30,419	7.866	175	5	97.10	722
North Dakota	1	24,426.56	0.01	24,427	8.500	176	4	99.94	794
Ohio	108	3,384,913.30	1.43	31,342	8.455	175	5	94.87	707
Oklahoma	135	3,584,548.83	1.52	26,552	7.961	175	5	94.76	714
Oregon	330	12,236,684.84	5.18	37,081	7.938	175	5	94.27	725
Pennsylvania	354	11,495,575.68	4.86	32,473	8.124	174	6	95.44	716
Rhode Island	34	1,473,530.39	0.62	43,339	7.892	176	4	92.23	710
South Carolina	40	1,021,157.83	0.43	25,529	8.020	175	5	97.35	713
South Dakota	4	101,295.37	0.04	25,324	7.330	175	5	96.49	735
Tennessee	214	5,787,398.20	2.45	27,044	7.769	174	6	95.23	728
Texas	767	26,113,308.76	11.05	34,046	7.590	174	6	93.01	724
Utah	98	3,093,516.19	1.31	31,566	7.826	176	4	93.74	716
Vermont	2	74,446.92	0.03	37,223	8.691	178	2	98.66	680
Virginia	471	22,009,176.31	9.31	46,729	7.684	174	6	93.96	723
Washington	465	17,513,214.24	7.41	37,663	7.944	174	6	95.24	726
West Virginia	16	522,084.91	0.22	32,630	8.283	174	6	94.56	720
Wisconsin	2	140,918.81	0.06	70,459	7.253	176	4	93.69	768
Wyoming	3	112,746.89	0.05	37,582	8.378	177	3	96.18	715
Total:	6,161	$236,305,552.93	100.00%	$38,355	7.837%	174	6	93.08%	723

19
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).